SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date Of Report (Date Of Earliest Event Reported) May 30, 2002
                                                           ------------

                                AUTONATION, INC.
              ----------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

       DELAWARE                          1-13107                  73-1105145
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(State Or Other Jurisdiction           (Commission            (IRS Employer
  Of Incorporation)                     File Number)         Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                            --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


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EXPLANATORY NOTE

AutoNation, Inc. is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K dated May 30, 2002 and filed with the Commission on June 3, 2002 solely to revise Exhibit 16.1 to the Report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number           Exhibit
------           -------

16.1* Revised Letter of Arthur Andersen LLP regarding change in certifying accountant

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*Filed herewith


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AUTONATION, INC.
                                        ------------------
                                           (Registrant)

                                        By: /s/ Jonathan P. Ferrando
                                           ------------------------------------
                                            Jonathan P. Ferrando
                                            Senior Vice President,
                                            General Counsel and Secretary

Dated: July 10, 2002

                                INDEX TO EXHIBITS


Exhibit             Exhibit
Number            Description
------            -----------

16.1 Revised Letter of Arthur Andersen LLP regarding change in certifying accountant